PIER 1 IMPORTS, INC.
                    NON-QUALIFIED STOCK OPTION AGREEMENT

                         For a Non-Employee Director

     STOCK OPTION AGREEMENT, entered into as of the Option Grant Date set forth at Paragraph 14(a) on the Execution Page hereof, between PIER 1 IMPORTS, INC., a Delaware corporation (the "Company"), and ________________ (the "Optionee").

     WHEREAS, the Company adopted its 1999 Stock Plan (the "Plan") in order, among other things, to grant stock options to non-employee directors of the Company to purchase common stock of the Company in order to provide them incentives in the success of the Company and to attract qualified directors; and

     WHEREAS, the Optionee is a non-employee director of the Company, and the Company desires to grant a stock option to the Optionee;

     NOW, THEREFORE, in consideration of the foregoing and the mutual agreements herein contained, the parties hereto agree as follows:

     1. Grant of Option. The Company hereby grants to the Optionee an option (the "Option"), subject to the execution of this Agreement, on the date set forth at Paragraph 14(a) on the Execution Page hereof (the "Option Grant Date") to purchase from the Company upon the terms and conditions hereinafter set forth the number of shares (the "Option Shares") of common stock, par value $1.00 per share, of the Company (the "Common Stock") indicated at Paragraph 14(b) on the Execution Page at the Exercise Price set forth at Paragraph 14(c) on the Execution Page.

     2. Term of Option; Exercisability. The Option is immediately fully vested and exercisable. The Option shall be exercisable in full or in part and shall remain exercisable until the Expiration Date set forth at Paragraph 14(d) on the Execution Page, at which time the Option shall expire unless the Option is sooner terminated as hereinafter provided.

     3. Exercise of Option. Notice of the exercise of the Option or any portion thereof shall be given to the Company's Treasurer (or any other officer of the Company who is designated by the Company to accept such notices on its behalf), specifying the number of shares for which it is exercised; provided, that no partial exercise of the Option may be for fewer than 100 shares unless the remaining shares purchasable are fewer than 100 shares.

     Payment of the Exercise Price shall be made in full at the time the Option is exercised. Payment shall be made (i) by certified or cashier's check, (ii) by delivery and assignment to the Company of Common Stock owned by the Optionee without restriction for the preceding six months that has a Fair Market Value on the business day next preceding the date the Option is exercised equal to the aggregate purchase price of the Option Shares, (iii) by irrevocably authorizing a third party to sell Option Shares and remit to the Company a sufficient portion of the sale proceeds to pay the purchase price or (iv) by a combination of (i), (ii) or (iii).

     Certificates for any shares of Common Stock delivered in satisfaction of all or a portion of the Exercise Price shall be appropriately endorsed for transfer and assignment to the Company. For purposes of determining the amount, if any, of the Exercise Price satisfied by delivery of shares of Common Stock, such shares shall be valued at Fair Market Value on the business day next preceding the date of exercise.

     "Fair Market Value" of Common Stock as of any date shall be the closing sales price of the Common Stock on such date, as reported for consolidated transactions on the New York Stock Exchange or such other principal exchange on which the Common Stock shall then be listed or admitted to trading, or, if no sales occur on that date, the price on the most recent trading day prior thereto, or, if the Common Stock is not listed or admitted to trading on a national securities exchange, the average of the highest bid and lowest ask prices on such day as reported by the National Association of Securities Dealers or a comparable service.

     4. Termination of Option. In the event of the termination of the Optionee's term of office as a director of the Company, this Option shall terminate in accordance with the following provisions:

     (i) upon the death or Permanent Disability of the Optionee, the Option may be exercised by the Optionee, or in the case of death, by the Optionee's estate or a person who acquires the right to exercise such Option by bequest or inheritance, until the earlier of (I) the Expiration Date and (II) the first anniversary of such death or Permanent Disability;

     (ii) upon the Retirement of the Optionee, the Option may be exercised by the Optionee until the earlier of (I) the Expiration Date and (II) the third anniversary of such Retirement; and

     (iii) upon the Optionee's resignation or the expiration of the term of office as a director without the Optionee's standing for reelection, the Option may be exercised by the Optionee until the earlier of (I) the Expiration Date and (II) the 91st day following such resignation or expiration; provided, that in the event of the death of the Optionee after such resignation or expiration but prior to the end of such period of exercisability, the period during which the Option may be exercised shall be extended until the earlier of (I) the Expiration Date and (II) the first anniversary of such resignation or expiration.

In no event shall this Option be exercisable to any extent by any person on or after the Expiration Date.

     5. Non-Assignability of Option. This Option shall not be transferable by the Optionee otherwise than by will or the laws of descent and distribution, and this Option shall be exercisable during the Optionee's lifetime only by the Optionee or by his guardian or legal representative. This Option shall not be subject to execution, attachment or similar process.

     6. Adjustments. In the event of a stock dividend or stock split on the Common Stock, unless the Committee shall determine otherwise, the number of Option Shares remaining subject to this Option shall be increased in direct proportion to the increase in the number of shares of Common Stock by reason of such stock dividend or stock split, and the corresponding Exercise Price per Option Share shall be proportionately decreased; provided that the adjusted number of Option Shares shall always be a whole number with any fractional Option Share being deleted therefrom. In the event of a combination of shares, recapitalization, reclassification, merger or other similar capital or corporate structure change of the Company, the Committee may, in its discretion, adjust the number of Option Shares remaining subject to this Option and/or the Exercise Price thereof and such other provisions of this Option that the Committee determines to be appropriate or advisable, including without limitation, changing the security into which this Option is exercisable, terminating this Option with prior notice to the Optionee, and exchanging this Option for cash, another option or other security.

     7. Compliance with Laws. The obligation of the Company to sell and issue Option Shares pursuant to this Option is subject to such compliance as the Company deems necessary or advisable with federal and state laws, rules and regulations applying to the authorization, issuance, sale or listing of securities.

     8. Relationship to Plan. This Option has been granted pursuant to the Plan and is in all respects subject to the terms, conditions and definitions of the Plan, a copy of which may be obtained by the Optionee from the Secretary of the Company. In the event that any provisions of this Agreement shall conflict with the Plan, the provisions of the Plan shall control. The Optionee hereby accepts this Option subject to all the terms and provisions of the Plan and agrees that all decisions under and interpretations of the Plan by the Committee shall be final, binding and conclusive upon the Optionee and any permitted transferee. Unless otherwise defined herein or unless the context requires a different definition, capitalized terms used herein shall have the meanings assigned to them in the Plan.

     9. No Rights as Shareholder; No Rights to Employment. The Optionee shall have no rights as a stockholder of the Company or any claim to dividends with respect to any Option Shares until such Option Shares are issued to the Optionee by the Company. Nothing contained in this Option shall confer upon the Optionee any right to employment by the Company or any Subsidiary.

     10. Notices. Any notice to be provided hereunder or the Plan shall be in writing and addressed either to the Company at the Company's principal executive offices or to the Optionee at the address thereof shown on the Company's records or such other address provided to the Company by the Optionee in accordance herewith. Notice shall be given by either hand delivery, overnight courier service, facsimile transmission (promptly confirmed in writing) or registered or certified mail (postage prepaid, return receipt requested). Notices given by hand delivery, overnight courier or facsimile transmission shall be deemed given upon receipt and notices given by mail shall be deemed given five days after deposit in the U.S. mail.

     11. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas without giving effect to the principles of conflict of laws.

     12. Successors and Assigns. This Option shall be binding upon and shall inure to the benefit of the Company and its successors and assigns.

     13. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


              [Remainder of this Page Intentionally Left Blank]

           EXECUTION PAGE OF NON-QUALIFIED STOCK OPTION AGREEMENT


     14. Certain Additional Information. This Paragraph sets forth certain information referred to in Paragraphs 1 and 2 of this Agreement.

(a)  The Option Grant Date is ____________.

(b)  The number of Option Shares is ________.

(c) The Exercise Price for each Option Share is $________ per share.

(d)  The Expiration Date is ______________.


     IN WITNESS WHEREOF, this Non-Qualified Stock Option Agreement has been executed by the Company and the Optionee as of the Option Grant Date.

                                   OPTIONEE:


                                   ____________________________
                                   [Name]
                                   [Address]


                                   PIER 1 IMPORTS, INC.


                              By _________________________
                                   [Name]
                                   [Title]

                            PIER 1 IMPORTS, INC.
                    NON-QUALIFIED STOCK OPTION AGREEMENT

                               For an Employee

     STOCK OPTION AGREEMENT, entered into as of the Option Grant Date set forth at Paragraph 15(a) on the Execution Page hereof, between PIER 1 IMPORTS, INC., a Delaware corporation (the "Company"), and ________________ (the "Optionee").

     WHEREAS, the Company adopted its 1999 Stock Plan (the "Plan") in order, among other things, to grant stock options to certain employees of the Company and its affiliates to purchase common stock of the Company in order to provide them incentives in the success of the Company and to attract and retain qualified employees; and

     WHEREAS, the Optionee renders important services to the Company or an affiliate, and the Company desires to grant a stock option to the Optionee;

     NOW, THEREFORE, in consideration of the foregoing and the mutual agreements herein contained, the parties hereto agree as follows:

     1. Grant of Option. The Company hereby grants to the Optionee an option (the "Option"), subject to the execution of this Agreement, on the date set forth at Paragraph 15(a) on the Execution Page hereof (the "Option Grant Date") to purchase from the Company upon the terms and conditions hereinafter set forth the number of shares (the "Option Shares") of common stock, par value $1.00 per share, of the Company (the "Common Stock") indicated at Paragraph 15(b) on the Execution Page at the Exercise Price set forth at Paragraph 15(c) on the Execution Page.

     2. Term of Option; Exercisability. The Option shall become vested and exercisable in accordance with the vesting schedule set forth at Paragraph 15(d) on the Execution Page. To the extent vested, the Option shall be exercisable in full or in part and shall remain exercisable until the Expiration Date set forth at Paragraph 15(e) on the Execution Page, at which time the Option shall expire unless the Option is sooner terminated as hereinafter provided. Notwithstanding the limitations on exercise of the Option set forth in Paragraph 15(d), in the event, prior to the termination of employment of the Optionee, of the death, Retirement or Permanent Disability of the Optionee or a Change in Control of the Company, any unexercised portion of the Option shall immediately become fully vested and exercisable, except that in the case of a Change in Control only if the Board of Directors of the Company shall not have determined otherwise prior to such Change in Control.

     3. Exercise of Option. Notice of the exercise of the Option or any portion thereof shall be given to the Company's Treasurer (or any other officer of the Company who is designated by the Company to accept such notices on its behalf), specifying the number of shares for which it is exercised; provided, that no partial exercise of the Option may be for fewer than 100 shares unless the remaining shares purchasable are fewer than 100 shares.

     Payment of the Exercise Price shall be made in full at the time the Option is exercised. Payment shall be made (i) by certified or cashier's check, (ii) if the Committee permits, by delivery and assignment to the Company of Common Stock owned by the Optionee without restriction for the preceding six months that has a Fair Market Value on the business day next preceding the date the Option is exercised equal to the aggregate purchase price of the Option Shares, (iii) by irrevocably authorizing a third party to sell Option Shares and remit to the Company a sufficient portion of the sale proceeds to pay the purchase price or (iv) by a combination of (i), (ii) or
(iii).

     The Company will, as soon as reasonably practicable, notify the Optionee of the amount of withholding tax, if any, that must be paid under federal, state and local law due to the exercise of the Option. The Optionee shall, prior to receiving the Option Shares purchased under this Option, satisfy the amount of withholding tax specified in the Company's notice by (i) certified or cashier's check, (ii) delivery and assignment to the Company of shares of Common Stock previously owned by the Optionee (without regard to the length of time held by the Optionee) having a Fair Market Value of such amount,
(iii) notice to the Company of the Optionee's election to require the Company to withhold whole Option Shares otherwise deliverable to the Optionee from the exercise of the Option, which Option Shares have a Fair Market Value of such amount or (iv) a combination of (i), (ii) or (iii).

     Certificates for any shares of Common Stock delivered in satisfaction of all or a portion of the Exercise Price and any withholding tax shall be appropriately endorsed for transfer and assignment to the Company. For purposes of determining the amount, if any, of the Exercise Price satisfied by delivery of shares of Common Stock or the amount of tax withholding satisfied by delivery of shares of Common Stock or withholding of Option Shares from the exercise of the Option, such shares shall be valued at Fair Market Value on the business day next preceding the date of exercise.

     "Fair Market Value" of Common Stock as of any date shall be the closing sales price of the Common Stock on such date, as reported for consolidated transactions on the New York Stock Exchange or such other principal exchange on which the Common Stock shall then be listed or admitted to trading, or, if no sales occur on that date, the price on the most recent trading day prior thereto, or, if the Common Stock is not listed or admitted to trading on a national securities exchange, the average of the highest bid and lowest ask prices on such day as reported by the National Association of Securities Dealers or a comparable service.

     4. Termination of Option. In the event of the termination of the Optionee's employment by the Company or an affiliate, this Option shall terminate in accordance with the following provisions:

     (i) upon the death or Permanent Disability of the Optionee, the Option shall become fully exercisable to the extent of all unexercised Option Shares and may be exercised by the Optionee, or in the case of death, by the Optionee's estate or a person who acquires the right to exercise such Option by bequest or inheritance, until the earlier of (I) the Expiration Date and
(II) the first anniversary of such death or Permanent Disability;

     (ii) upon the Retirement of the Optionee, the Option shall become fully exercisable to the extent of all unexercised Option Shares and may be exercised by the Optionee until the earlier of
(I) the Expiration Date and (II) the third anniversary of such Retirement;

     (iii) upon the resignation of the Optionee with the consent of the Company, the Option may be exercised by the Optionee to the extent exercisable on the date of such resignation until the earlier of (I) the Expiration Date and (II) the 91st day following such resignation; provided, that in the event of the death of the Optionee after such resignation but prior to the end of such period of exercisability, the period during which the Option may be exercised shall be extended until the earlier of
(I) the Expiration Date and (II) the first anniversary of such resignation; and

     (iv) upon termination of the Optionee's employment, other than as provided in this Paragraph 4(i), (ii) or (iii), all Options granted to the Optionee shall terminate immediately at such termination of employment.

In no event shall this Option be exercisable to any extent by any person on or after the Expiration Date.

     No termination of employment shall occur as a result of the transfer of the Optionee between the Company and any Subsidiary or between two Subsidiaries. The cessation of a relationship with the Company as a Subsidiary of any company with which the Optionee is employed shall constitute a termination of employment of the Optionee.

     5. Forfeiture. The Optionee acknowledges that the granting of this Option is intended to provide incentive for the Optionee to remain in the employ of the Company and to enhance the value of the Company over the long-term. Accordingly, the Optionee agrees that if at any time during the Optionee's term of employment by the Company or any Subsidiary, and for the period of three years thereafter if the Optionee's termination of employment results from Retirement prior to attaining age 65, the Optionee (i) engages, directly or indirectly, in any manner or capacity, whether as owner (other than ownership of less that 5% of the outstanding equity interest of any public company), shareholder, partner, member, officer, director, employee, consultant, principal, agent or otherwise, either for the Optionee's own benefit or the benefit of any other individual or entity, in any business or activity in those cities in North America where the Optionee's services and duties for the Company were applied, which business or activity is substantially the same as or competitive with any business or activity engaged in by the Optionee on behalf of the Company or any Subsidiary at the time of the Optionee's termination of employment, (ii) induces or attempts to induce any employee of the Company or any Subsidiary to leave the employ of the Company or any Subsidiary or in any way interferes with the employment relationship between the Company or any Subsidiary and any of their employees, (iii) interferes with the relationship between the Company and any Subsidiary and any of their suppliers or other business relations, (iv) discloses or misuses any confidential or proprietary information of the Company or any Subsidiary or (v) engages in any conduct related to the Optionee's employment for which either criminal or civil penalties are obtained; then, in any such event, this Option shall immediately terminate unless sooner terminated in accordance with another provision of this Agreement.

     6. Non-Assignability of Option. This Option shall not be transferable by the Optionee otherwise than by will or the laws of descent and distribution, and this Option shall be exercisable during the Optionee's lifetime only by the Optionee or by his guardian or legal representative. This Option shall not be subject to execution, attachment or similar process.

     7. Adjustments. In the event of a stock dividend or stock split on the Common Stock, unless the Committee shall determine otherwise, the number of Option Shares remaining subject to this Option shall be increased in direct proportion to the increase in the number of shares of Common Stock by reason of such stock dividend or stock split, and the corresponding Exercise Price per Option Share shall be proportionately decreased; provided that the adjusted number of Option Shares shall always be a whole number with any fractional Option Share being deleted therefrom. In the event of a combination of shares, recapitalization, reclassification, merger or other similar capital or corporate structure change of the Company, the Committee may, in its discretion, adjust the number of Option Shares remaining subject to this Option and/or the Exercise Price thereof and such other provisions of this Option that the Committee determines to be appropriate or advisable, including without limitation, changing the security into which this Option is exercisable, terminating this Option with prior notice to the Optionee, and exchanging this Option for cash, another option or other security.

     8. Compliance with Laws. The obligation of the Company to sell and issue Option Shares pursuant to this Option is subject to such compliance as the Company deems necessary or advisable with federal and state laws, rules and regulations applying to the authorization, issuance, sale or listing of securities.

     9. Relationship to Plan. This Option has been granted pursuant to the Plan and is in all respects subject to the terms, conditions and definitions of the Plan, a copy of which may be obtained by the Optionee from the Secretary of the Company. In the event that any provisions of this Agreement shall conflict with the Plan, the provisions of the Plan shall control. The Optionee hereby accepts this Option subject to all the terms and provisions of the Plan and agrees that all decisions under and interpretations of the Plan by the Committee shall be final, binding and conclusive upon the Optionee and any permitted transferee. Unless otherwise defined herein or unless the context requires a different definition, capitalized terms used herein shall have the meanings assigned to them in the Plan.

     10. No Rights as Shareholder; No Rights to Employment. The Optionee shall have no rights as a stockholder of the Company or any claim to dividends with respect to any Option Shares until such Option Shares are issued to the Optionee by the Company. Nothing contained in this Option shall confer upon the Optionee any right to continued employment by the Company or any Subsidiary, or limit in any way the right of the Company or any Subsidiary to terminate or modify the terms of the Optionee's employment at any time.

     11. Notices. Any notice to be provided hereunder or the Plan shall be in writing and addressed either to the Company at the Company's principal executive offices or to the Optionee at the address thereof shown on the Company's records or such other address provided to the Company by the Optionee in accordance herewith. Notice shall be given by either hand delivery, overnight courier service, facsimile transmission (promptly confirmed in writing) or registered or certified mail (postage prepaid, return receipt requested). Notices given by hand delivery, overnight courier or facsimile transmission shall be deemed given upon receipt and notices given by mail shall be deemed given five days after deposit in the U.S. mail.

     12. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas without giving effect to the principles of conflict of laws.

     13. Successors and Assigns. This Option shall be binding upon and shall inure to the benefit of the Company and its successors and assigns.

     14. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

              [Remainder of this Page Intentionally Left Blank]

           EXECUTION PAGE OF NON-QUALIFIED STOCK OPTION AGREEMENT


     15. Certain Additional Information. This Paragraph sets forth certain information referred to in Paragraphs 1 and 2 of this Agreement.

(a)  The Option Grant Date is ____________.

(b)  The number of Option Shares is ________.

(c) The Exercise Price for each Option Share is $________ per share.

(d) The Option shall become exercisable in the amount of 25% of the Option Shares on each of the four anniversaries of the Option Grant Date.

(e)  The Expiration Date is ______________.


     IN WITNESS WHEREOF, this Non-Qualified Stock Option Agreement has been executed by the Company and the Optionee as of the Option Grant Date.

                                   OPTIONEE:


                                   ____________________________
                                   [Name]
                                   [Address]


                                   PIER 1 IMPORTS, INC.


                              By ________________________
                                   [Name]
                                   [Title]